SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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WT Mutual Fund
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WT MUTUAL FUND
1100 North Market Street
Wilmington, Delaware 19890
WILMINGTON MULTI-MANAGER LARGE-CAP FUND
WILMINGTON MULTI-MANAGER MID-CAP FUND
WILMINGTON MULTI-MANAGER SMALL-CAP FUND
WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
WILMINGTON MULTI-MANAGER REAL ASSET FUND
Dear Shareholder:
          A special meeting of shareholders of the Wilmington Multi-Manager Large-Cap Fund, the Wilmington Multi-Manager Mid-Cap Fund, the Wilmington Multi-Manager Small-Cap Fund, the Wilmington Multi-Manager International Fund and the Wilmington Multi-Manager Real Asset Fund (each a “Fund” and collectively the “Funds”) of WT Mutual Fund (the “Trust”) will be held at the offices of Rodney Square Management Corporation (“RSMC”), 1100 North Market Street, Wilmington, Delaware 19890, on February 22, 2007, at 10:00 a.m., Eastern time. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice, a proxy statement and a proxy card.
          We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card – be sure to sign, date and return it to us in the enclosed postage paid envelope.
          Your vote is very important to us. If we do not hear from you by January 31, 2007, a representative of the Trust or RSMC may contact you.
          Thank you for your response and for your continued investment with the Funds.

Sincerely,

Neil Wolfson
President and Chief Executive Officer
WT Mutual Fund

WT MUTUAL FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

WILMINGTON MULTI-MANAGER LARGE-CAP FUND
WILMINGTON MULTI-MANAGER MID-CAP FUND
WILMINGTON MULTI-MANAGER SMALL-CAP FUND
WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
WILMINGTON MULTI-MANAGER REAL ASSET FUND

TO BE HELD ON

FEBRUARY 22, 2007

          Notice is hereby given that a special meeting of shareholders (the “Meeting”) of the Wilmington Multi-Manager Large-Cap Fund (the “Large-Cap Fund”), the Wilmington Multi-Manager Mid-Cap Fund (the “Mid-Cap Fund”), the Wilmington Multi-Manager Small-Cap Fund (the “Small-Cap Fund”), the Wilmington Multi-Manager International Fund (the “International Fund”) and the Wilmington Multi-Manager Real Asset Fund (the “Real Asset Fund”)(each a “Fund” and collectively the “Funds”) of WT Mutual Fund (the “Trust”) will be held at the offices of the investment adviser, Rodney Square Management Corporation (“RSMC”), 1100 North Market Street, Wilmington, Delaware 19890, on February 22, 2007, at 10:00 a.m., Eastern time, for the following purposes:
1.	To approve a new investment sub-advisory agreement among the Trust, on behalf of each of the Large-Cap Fund, the Mid-Cap Fund and the Small-Cap Fund, RSMC, and Wilmington Trust Investment Management, LLC (“WTIM”);

2.	To approve the elimination of the fundamental investment policy of each of the Large-Cap Fund, the Mid-Cap Fund, the Small-Cap Fund and the International Fund with respect to derivative securities;

3.	To authorize the Board of Trustees of the Trust and RSMC to enter into and materially amend investment sub-advisory agreements on behalf of each Fund without obtaining shareholder approval; and

4.	To transact such other business that may properly come before the Meeting, or any adjournments thereof.
          Shareholders of record of each Fund on December 15, 2006, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting or an adjournment thereof. The persons named as proxies will vote “FOR” any such adjournment those proxies which they are entitled to vote in favor of a proposal and will vote “AGAINST” any such adjournment those proxies to be voted against a proposal.

          Your vote is important to us. Thank you for taking the time to consider these important proposals.

By Order of the Board of Trustees of WT Mutual Fund

John J. Kelley
Secretary
January 8, 2007

IMPORTANT
We urge you to sign, date and return the enclosed proxy card in the enclosed addressed envelope, which requires no postage. Your prompt return of the enclosed proxy card may save the necessity of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

WT MUTUAL FUND

WILMINGTON MULTI-MANAGER LARGE-CAP FUND
WILMINGTON MULTI-MANAGER MID-CAP FUND
WILMINGTON MULTI-MANAGER SMALL-CAP FUND
WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
WILMINGTON MULTI-MANAGER REAL ASSET FUND
1100 North Market Street
Wilmington, Delaware 19890
PROXY STATEMENT
DATED JANUARY 8, 2007
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON
FEBRUARY 22, 2007

          This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of WT Mutual Fund (the “Trust”), on behalf of the Wilmington Multi-Manager Large-Cap Fund (the “Large-Cap Fund”), the Wilmington Multi-Manager Mid-Cap Fund (the “Mid-Cap Fund”), the Wilmington Multi-Manager Small-Cap Fund (the “Small-Cap Fund”), the Wilmington Multi-Manager International Fund (the “International Fund”) and the Wilmington Multi-Manager Real Asset Fund (the “Real Asset Fund”)(each a “Fund” and collectively the “Funds”) for use at a special meeting of shareholders of the Funds to be held at the offices of the investment adviser, Rodney Square Management Corporation (“RSMC”), 1100 North Market Street, Wilmington, Delaware 19890, on February 22, 2007, at 10:00 a.m., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (the “Meeting”). The Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders of the Funds on or about January 8, 2007.
          Each Fund provides periodic reports to its shareholders, which highlight relevant information about the Fund, including investment results and a review of portfolio investments. You may receive an additional copy of the most recent annual report and semi-annual report of a Fund, without charge, by calling (800) 336-9970, by downloading from the Trust’s web-site at http://www.wilmingtonfunds.com or by writing WT Mutual Fund, Wilmington Multi-Manager Funds, c/o PFPC Inc. at 760 Moore Road, King of Prussia, Pennsylvania 19406.
PURPOSE OF MEETING
          The Meeting is being called in order to ask shareholders of each Fund to consider and vote on the following proposals:

Proposal 1:	To approve a new investment sub-advisory agreement (the “WTIM Agreement”) among the Trust, on behalf of each of the Large-Cap Fund, the Mid-Cap Fund and the Small-Cap Fund, RSMC, and Wilmington Trust Investment Management, LLC (“WTIM”);

Proposal 2:	To approve the elimination of the fundamental investment policy of each of the Large-Cap Fund, the Mid-Cap Fund, the Small-Cap Fund, and the International Fund with respect to derivative securities;

Proposal 3:	To authorize the Board of Trustees and RSMC to enter into and materially amend investment sub-advisory agreements on behalf of each Fund without obtaining shareholder approval; and

Proposal 4:	To transact such other business that may properly come before the Meeting, or any adjournments thereof.
          If shareholders of a Fund do not approve a Proposal, the Board of Trustees will consider other alternatives, including the request for a revised proposal from RSMC. In addition, although the Trustees do not anticipate any other items of business being brought before the Meeting, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might properly be brought before the Meeting. Those persons intend to vote all proxies in accordance with their best judgment and in the interest of the Trust and each Fund.
*     *     *
PROPOSAL 1:
APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH
WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC
          (This proposal will be considered by shareholders of each of the Large-Cap Fund, the Mid-Cap Fund, and the Small-Cap Fund, voting separately with respect to this Proposal 1 only. References to a “Cap Fund” or the “Cap Funds” refer only to the Large-Cap Fund, the Mid-Cap Fund and the Small-Cap Fund.)
OVERVIEW
          Each Cap Fund is a multi-manager fund that has retained an adviser and two or more sub-advisers to manage and make decisions with respect to its assets. RSMC, located at 1100 North Market Street, Wilmington, Delaware 19890, is the investment adviser to each Cap Fund pursuant to an investment management agreement with the Trust.
          As investment adviser to each Cap Fund, RSMC has overall responsibility for the general management and day-to-day operations of the Cap Fund but has retained investment sub-advisers to make the investment decisions for each Cap Fund’s assets. Currently, Wilmington Trust Investment Management, LLC (“WTIM”), an entity under common control with RSMC and therefore an “affiliated person” of RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement with the Trust and RSMC. RSMC retains responsibility (subject to oversight by the Board of Trustees of the Trust (the “Board” or the “Trustees”) for managing sub-advisers and evaluating each Cap Fund’s needs and each sub-adviser’s skills and abilities on an ongoing basis.
          At the November 14, 2006 meeting of the Trustees, RSMC reported that it had conducted an analysis of each Cap Fund, its structure and the sub-advisers to which it currently allocates assets. Based on its analysis of the Cap Funds, RSMC determined that it would like to allocate a portion of each Cap Fund’s assets to a fundamentally weighted strategy, as described below. The Board approved using the fundamentally weighted strategy for the Cap Funds. RSMC may, at its discretion, allocate a portion of each Cap Fund’s assets to WTIM to manage pursuant to WTIM’s proprietary fundamentally weighted strategy. In order to provide exposure to this strategy to the Cap Funds without prior shareholder approval of a new investment sub-advisory agreement, WTIM agreed to manage a portion of each Cap Fund’s assets without a fee until such time as each Cap Fund’s shareholders approve an investment sub-advisory agreement and related fees. The sub-advisory services using the fundamentally weighted strategy are in addition to those services currently provided to each Cap Fund for which WTIM is compensated by RSMC out of its investment advisory fee pursuant to a separate investment sub-advisory agreement.

          RSMC believes that the fundamentally weighted strategy provides the potential for higher returns with better risk characteristics than strategies which use market capitalization to identify or weigh stocks. If some stocks are mis-priced in the market, then a market capitalization strategy would overweight overpriced stocks and underweight underpriced stocks. Since the fundamentally weighted investment strategy relies on company fundamentals, such as dividends, book value, sales, assets, cash flow and income, WTIM expects that the fundamentally weighted strategy will avoid such overweighting or underweighting.
          If the WTIM Agreement is approved by the shareholders of each Cap Fund, WTIM will be entitled to receive the following annual fee on the average daily net assets allocated to the fundamentally weighted strategy: 0.40% on the first $10 million in assets; 0.35% on the next $15 million in assets; and 0.30% on assets over $25 million. The addition of WTIM as a sub-adviser may increase the total management fees accrued by a Cap Fund as a percentage of the net assets and the total annual operating expense ratio of the Cap Fund, but will not increase the net operating expenses of the Cap Fund due to contractual waiver arrangements with RSMC which will remain in effect until the earlier of June 30, 2011 or the Board’s termination of the contractual waiver arrangements.. For example, total management fees paid by the Large-Cap Fund, the Mid-Cap Fund and the Small-Cap Fund could increase to a maximum of 0.74%, 0.80% and 0.87%, respectively, of average daily net assets (based on the Fund’s June 30, 2006 net assets) assuming $29.01 million for the Large-Cap Fund, $12.84 million for the Mid-Cap Fund and $16.55 million for the Small-Cap Fund or approximately 30% of a Cap Fund’s assets are allocated to the WTIM fundamentally weighted strategy and the remainder of a Cap Fund’s assets are allocated equally among that Cap Fund’s other sub-advisers.
          The Board, including those Trustees who are not “interested persons” of the Trust, has approved the appointment of WTIM as a sub-adviser to each Cap Fund and, contingent upon shareholder approval, the sub-advisory fees under the WTIM Agreement, and recommends the approval of the WTIM Agreement to shareholders of each Cap Fund.
THE FUNDAMENTALLY WEIGHTED STRATEGY
          If the WTIM Agreement is approved by shareholders, WTIM will manage a portion of each Cap Fund’s assets pursuant to its fundamentally weighted strategy. In implementing this strategy, WTIM will construct a fundamentally weighted reference portfolio by weighting stocks in that Cap Fund’s benchmark index (for Large-Cap, the Russell 1000 Index; for Mid-Cap, the Russell Mid-Cap Index; and for Small-Cap, the Russell 2000 Index) in proportion to several fundamental metrics. Some examples of the fundamental metrics include the following (or variations thereof): dividends; book value; sales; assets; cash flow and income. One or more of these or other fundamental metrics may be utilized by WTIM in constructing the reference portfolio. WTIM may vary the fundamental metric(s) being used to construct the reference portfolio at any time. By investing in a representative sample of stocks in the reference portfolio for the Cap Fund, WTIM intends to achieve investment performance similar to the performance of the reference portfolio. WTIM expects that the portion of the Cap Fund allocated to the fundamental strategy will have characteristics (such as industry weightings, price sensitivity to market changes and market capitalization) similar to those of its reference portfolio. WTIM will also utilize tax loss harvesting, which is an investment technique intended to reduce the net realized capital gains of a Cap Fund which will have the effect of limiting the taxes currently payable by shareholders. Such techniques will not eliminate tax liability but may serve to defer the tax liability of shareholders consistent with the investment objective and policies of a Cap Fund. This practice may increase the volatility of returns by adding an element of momentum to the securities selection process.
          WTIM retains full discretion to add, subtract or revise the factors utilized, weightings and processes applied to construct the reference portfolio as well as discretion to determine the representative sample of securities for purchase by it on behalf of a Cap Fund.

          The investment strategy used by WTIM is unlike indexing strategies that use stock market capitalization as the basis for portfolio construction. Recent academic and financial research suggests that to the extent securities are mis-priced in the stock market, such mis-pricing would cause capitalization-weighted indices to overweight or underweight constituent securities relative to their fair value. WTIM attempts to mitigate potential stock pricing errors by compiling a reference portfolio based on certain fundamental metrics of company size rather than stock market capitalization. The research has shown that an index that weights stocks based on these fundamental measures of size (derived from public accounting data, such as annual reports) would have outperformed indices that weight securities on market capitalization.
DIFFERENCES BETWEEN CURRENT SUB-ADVISORY RELATIONSHIPS AND
PROPOSED SUB-ADVISORY RELATIONSHIPS
          The contractual terms and conditions of each Cap Fund’s sub-advisory agreements with its current sub-advisers (the “Sub-Advisory Agreements”) are substantially similar to those of the proposed WTIM Agreement with respect to services to be provided under the agreement, brokerage commissions and portfolio transactions, liability of the investment adviser, term of the agreement and termination provisions. Compensation paid to the investment adviser under the WTIM Agreement differs from the Sub-Advisory Agreements as set forth below.
          Current and Proposed Advisory Fees. The following table sets forth the current and proposed investment advisory fee schedule for each Cap Fund. The investment advisory fees are expressed as a percentage of average daily net assets managed by the respective sub-adviser.

		Current Advisory/	Proposed Advisory/
Fund	Adviser/Sub-Adviser	Sub-Advisory Fees	Sub-Advisory Fees

Large-Cap	RSMC	0.35%*	0.35%*

	Parametric Portfolio	0.25% on the first $20 million;	0.25% on the first $20 million;
	Associates LLC (“PPA”)	0.225% on the next $20 million; and	0.225% on the next $20 million; and
		0.20% on amounts over $40 million	0.20% on amounts over $40 million

	Armstrong Shaw	0.50% on the first $25 million;	0.50% on the first $25 million;
	Associates, Inc.,	0.45% on the next $25 million; and	0.45% on the next $25 million; and
		0.40% on amounts over $50 million	0.40% on amounts over $50 million

	Montag & Caldwell, Inc.	0.65% on the first $10 million;	0.65% on the first $10 million;
		0.50% on the next $10 million;	0.50% on the next $10 million;
		0.35% on the next $50 million; and	0.35% on the next $50 million; and
		0.25% on amounts over $70 million	0.25% on amounts over $70 million

	First Quadrant, L.P.	0.50% on the first $75 million;	0.50% on the first $75 million;
		0.35% on the next $75 million;	0.35% on the next $75 million;
		0.30% on the next $150 million; and	0.30% on the next $150 million; and
		0.21% on amounts over $300 million	0.21% on amounts over $300 million

	WTIM	N/A*	0.40 % on the first $10 million;
0.35 % on the next $15 million; and
0.30 % on assets over $25 million

Mid-Cap	RSMC	0.35%*	0.35%*

	PPA	0.25% on the first $20 million;	0.25% on the first $20 million;
		0.225% on the next $20 million;	0.225% on the next $20 million; and
		0.20% on amounts over $40 million	0.20% on amounts over $40 million

	Bennett Lawrence	0.55% of the first $75 million;	0.55% of the first $75 million;
	Management, LLC,	0.40% on amounts over $75 million	0.40% on amounts over $75 million

		Current Advisory/	Proposed Advisory/
Fund	Adviser/Sub-Adviser	Sub-Advisory Fees	Sub-Advisory Fees

	Equity Investment	0.50% of the first $25 million;	0.50% of the first $25 million;
	Corporation	0.45% on the next $25 million;	0.45% on the next $25 million; and
		0.40% on amounts over $50 million	0.40% on amounts over $50 million

	Robeco USA, LLC	0.50 % on the first $25 million;	0.50 % on the first $25 million;
		0.45 % on the next $25 million; and	0.45 % on the next $25 million; and
		0.40 % on assets over $50 million	0.40 % on assets over $50 million

	WTIM	N/A*	0.40 % on the first $10 million;
0.35 % on the next $15 million; and
0.30 % on assets over $25 million

Small-Cap	RSMC	0.35%*	0.35%*

	PPA	0.25% on the first $20 million;	0.25% on the first $20 million;
		0.225% on the next $20 million; and	0.225% on the next $20 million; and
		0.20% on amounts over $40 million	0.20% on amounts over $40 million

	Batterymarch Financial	0.70% of the first $100 million; and	0.70% of the first $100 million; and
	Management, Inc.,	0.60% on amounts over $100 million	0.60% on amounts over $100 million

	Systematic Financial	0.80% on the first $25 million;	0.80% on the first $25 million;
	Management L.P.	0.70% on the next $50 million; and	0.70% on the next $50 million; and
		0.55 % on assets over $75 million	0.55 % on assets over $75 million

	WTIM	N/A*	0.40 % on the first $10 million;
0.35 % on the next $15 million; and
0.30 % on assets over $25 million

*	WTIM may receive a sub-advisory fee under a separate investment sub-advisory agreement from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC’s investment advisory fee. WTIM receives this fee for providing certain services, information, advice, assistance and facilities and performing research, statistical and investment services which are separate and apart from the services contemplated under the proposed WTIM Agreement.
          Actual and Pro Forma Advisory and Sub-Advisory Fees Paid; Other Fees Paid to Affiliates of RSMC. The following table sets forth (i) the actual advisory and sub-advisory fees paid by each Fund during the fiscal year ended June 30, 2006; (ii) the pro forma advisory and sub-advisory fees the Fund would have paid during such period if WTIM had been sub-adviser to each Fund (the calculation assumes that $29.01 million for the Large-Cap Fund, $12.84 million for the Mid-Cap Fund and $16.55 million for the Small-Cap Fund or approximately 30% of each Fund’s assets are managed by WTIM and the remainder of such Fund’s assets are allocated equally among the other sub-advisers of a Fund); and (iii) the difference between actual and pro forma fees as a percentage of actual fees. The last column of the table sets forth the aggregate fees, other than advisory and sub-advisory fees under the current investment advisory and sub-advisory agreements, paid by the Fund to RSMC and its affiliated persons, and affiliated persons of such persons, during such period. The figures in this column represent fees paid by each Fund for certain administrative services, shareholder services, custody services and compliance services.

			Difference Between	Other Fees Paid
	Actual Advisory and	Pro Forma Advisory	Actual and Pro	to RSMC and
	Sub-Advisory Fees	and Sub-Advisory	Forma Advisory	Affiliates during
	Paid During	Fees Paid During	and Sub-Advisory	Fiscal Year
	Fiscal Year Ended	Fiscal Year Ended	Fees (as a % of	Ended June 30,
Fund	June 30, 2006	June 30, 2006	actual fees)	2006
Large-Cap	$707,804	$711,077	0.46%	$35,826
Mid-Cap	$303,366	$340,700	12.31%	$33,701
Small-Cap	$522,963	$481,796	(7.9)%	$43,474

          Actual and Pro Forma Expense Tables. Each Fund’s operating expenses are paid out of its assets, and thus are indirectly borne by shareholders. The following tables set forth the actual operating expenses currently borne by each Fund, and the pro forma operating expenses that each Fund could bear if WTIM is approved as sub-adviser of the Funds.

	Large-Cap Fund		Mid-Cap Fund		Small-Cap Fund
		Pro		Pro		Pro
	Actual	Forma[1]	Actual	Forma[1]	Actual	Forma[1]
Management fees	0.73%	0.74%	0.71%	0.80%	0.95%	0.87%
Other expenses	0.34%	0.34%	0.63%	0.63%	0.54%	0.54%
Total Annual Operating Expenses	1.07%	1.08%	1.34%	1.43%	1.49%	1.41%
Waivers/Reimbursements	(0.07%)	(0.08)%	(0.19%)	(0.28)%	(0.24%)	(0.16)%
Net Expenses	1.00%	1.00%	1.15%	1.15%	1.25%	1.25%

[1]	The Pro Forma Expense figures for WTIM assume that $29.01 million for the Large-Cap Fund, $12.84 million for the Mid-Cap Fund and $16.55 million for the Small-Cap Fund or approximately 30% of each Fund’s assets are managed by WTIM and the remainder of the Fund’s assets is allocated equally among the other sub-advisers of each Fund. RSMC does not expect to allocate 30% of a Fund’s assets to WTIM. If WTIM is approved it is anticipated that approximately 15%, 15% and 15% of the assets of the Large-Cap Fund, the Mid-Cap Fund and the Small-Cap Fund, respectively, would be allocated to WTIM. The remaining assets would allocated among each of the other sub-advisers or invested in exchange traded funds. Under the anticipated allocation, Pro Forma Management Fees would be 0.73%, 0.80% and 0.85%, for the Large-Cap Fund, the Mid-Cap Fund and the Small-Cap Fund, respectively, and Total Annual Operating Expenses would be 1.07%, 1.43% and 1.39% , for the Large-Cap Fund, the Mid-Cap Fund and the Small-Cap Fund, respectively.
Expense Example. This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that (a) you reinvested all dividends and other distributions, (b) the average annual return was 5%, (c) the Fund’s total operating expenses (reflecting contractual waivers or reimbursements, if applicable) are charged and remain the same over the time periods, (d) you redeemed all of your investment at the end of each time period and (e) approximately 30% of each Fund’s assets are managed by WTIM and the remainder of the Fund’s assets are allocated equally among each Fund’s other sub-advisers.

	1 Year		3 Years		5 Years		10 Years
		Pro		Pro		Pro		Pro
Fund	Actual	Forma	Actual	Forma	Actual	Forma	Actual	Forma
Large-Cap	$102	$102	$318	$318	$552	$552	$1,270	$1,277

Mid-Cap	$117	$117	$365	$365	$633	$633	$1,520	$1,577

Small-Cap	$127	$127	$397	$397	$686	$686	$1,664	$1,613

EVALUATION BY THE BOARD
          At the Board of Trustees meeting held on November 14, 2006, the Trustees unanimously approved the WTIM Agreement (the “Agreement”). In determining whether to approve the Agreement, the Trustees considered information provided by WTIM (the “ Sub-Adviser”) in accordance with Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”). The Trustees considered information that WTIM provided regarding (i) the new and separate services to be performed for the Cap Funds, (ii) the size and qualifications of the Sub-Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the portfolio manager’s management of a portion of each Cap Fund, (iv) how the portion of each Cap Fund will be managed by WTIM, including a general description of the proposed investment decision-making process, sources of information, and investment strategies, (v) investment performance information for similarly managed accounts and investment companies, (vi) brokerage selection procedures (including soft dollar arrangements), (vii) the procedures for allocating investment opportunities between each Fund and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Sub-Adviser’s ability to service each Cap Fund, (x) the Sub-Adviser’s internal program for ensuring the compliance with each Cap Fund’s investment objective, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, and (xi) detail and quantification of any fee sharing arrangements with respect to the distribution of shares of the Cap Funds.
          The Sub-Adviser also provided information regarding its proposed sub-advisory fee and an analysis of these fees in relation to the delivery of services to the Cap Funds; the costs of providing such services; any other ancillary benefit resulting from the Sub-Adviser’s relationship with the Cap Funds; the structure of, and the method used to determine, the compensation received by a portfolio manager from the Cap Funds or any other fund managed by the Sub-Adviser; the Sub-Adviser’s financial statements.
          The Trustees reviewed the services to be provided to each Fund by the Sub-Adviser as compared to services provided by other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of each Cap Fund. The Trustees concluded that the nature, extent and quality of the services to be provided by the Sub-Adviser to each Cap Fund were appropriate and consistent with the terms of the proposed sub-advisory agreement and that each Cap Fund was likely to benefit from adding WTIM as a Sub-Adviser. They also concluded that the Sub-Adviser had sufficient personnel, with the appropriate education and experience, to serve the Cap Funds effectively and had demonstrated its continuing ability to attract and retain qualified personnel.
          The Trustees reviewed the Sub-Adviser’s performance data, statistics and fee data and compared such data against the benchmark index of each Cap Fund. The Trustees observed that they will review and evaluate each Cap Fund’s investment performance throughout the year.
          The Trustees considered the costs of the services to be provided by the Sub-Adviser, the compensation and benefits received by the Sub-Adviser in providing services to the Cap Funds. The Trustees reviewed the Sub-Adviser’s financial statements. In addition, the Trustees considered any direct or indirect revenues which would be received by affiliates of the Sub-Adviser. The Trustees concluded that the Sub-Adviser’s fees and profits derived from its relationship with the Cap Funds in light of each Cap Fund’s expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies. The Trustees also concluded that the overall expense ratio of each Cap Fund is reasonable, taking into account the size of each Cap Fund, the quality of services provided by the Sub-Adviser and the projected investment performance.
          The Trustees considered the extent to which economies of scale would be realized relative to fee levels as each Cap Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale should be achieved at higher asset levels for each Cap Fund for the benefit of Fund shareholders due to break-points in the sub-advisory fee.

          After consideration of all the factors, and taking into consideration the information presented during previous meetings of the Board, the Trustees determined that it would be in the best interests of each Cap Fund’s shareholders to approve the Agreement. In arriving at its decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.
INFORMATION ABOUT WTIM
          WTIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended, with its principal executive office located at 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326. WTIM is a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, each Fund’s investment adviser. For each Fund, WTIM recommends to RSMC an allocation of the Fund assets among the sub-advisers and exchange traded funds and oversees the sub-advisers’ investment activities. As of November 30, 2006, WTIM had assets under management of approximately $31.9 billion. The name and principal occupation of the principal executive officers of WTIM are as follows:

Principal Occupation
Name	Position with WTIM	(if different than position with WTIM)
Robert M. Balentine	Chief Executive Officer	Senior Vice President – Wilmington Trust

Neil E. Wolfson	President	President – WTIM & RSMC

John J. Kelley	Vice President Treasurer and Chief Operating Officer

Robert E. Reiser	Vice President and Chief Investment Officer

Richard D. Young	Vice President and Chief Compliance Officer
          The address of each of the principal executive officers of WTIM, except Messrs. Kelley and Wolfson, is 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326. The address of Messrs. Kelley and Wolfson is 1100 North Market Street, Wilmington, Delaware 19890.
          With respect to the portion of each Fund’s assets allocated to the WTIM fundamentally weighted strategy, the day-to-day management will be the responsibility of a team of WTIM investment professionals. The members of the management team are provided below with a brief description of each member’s relevant professional experience:
          Rex P. Macey, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Portfolio Manager at Macey-Holland & Co., LLC from 1996 to 2001.
          Adrian Cronje, Ph.D., CFA is a Vice President and Director of Asset Allocation of RSMC and WTIM. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.
          Andrew H. Hopkins, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins joined RSMC in 1997 as a Securities Analyst covering the information technology sector.
          Vincent F. Rights is an Investment Officer of RSMC and WTIM. Mr. Rights joined RSMC in 2000 as a Securities Analyst.

          Edward S. Forrester is a Portfolio Manager/Analyst at RSMC and WTIM and is a member of the portfolio management team. Mr. Forrester joined RSMC/WTIM in 2006 and is responsible for providing market research, performance reporting and trade implementation for the Funds. Prior to joining RSMC/WTIM, Mr. Forrester was employed by INVESCO where he served in a variety of capacities including 401(k) recordkeeping, equity trading and portfolio management.
SUMMARY OF THE WTIM AGREEMENT
          The proposed WTIM Agreement is attached hereto as Exhibit A. A description of the proposed WTIM Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.
          General. Under the terms of the WTIM Agreement, WTIM shall be responsible for managing that portion of each Cap Fund’s assets that it has been allocated to manage by RSMC. In providing investment management services to the Cap Funds, WTIM determines which securities shall be purchased, held or sold, and what assets shall be held uninvested, subject to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws of the Trust, the investment objectives, policies and restrictions set forth in each Fund’s registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, and such policies and instructions as the Trustees of the Trust may determine.
          The WTIM Agreement states that WTIM will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to the transactions WTIM effects on behalf of each Cap Fund, (2) furnish the Board and RSMC with such periodic and special reports as the Board or RSMC may reasonably request, and (3) provide the Board or RSMC with economic and investment analyses and reports.
          Brokerage Commissions and Portfolio Transactions. WTIM will place orders for portfolio transactions on behalf of each Cap Fund with issuers, underwriters or other brokers and dealers, which brokers and dealers may be selected by RSMC under authority retained by it. When it can be done consistently with the policy of obtaining best execution, WTIM may place such orders with brokers and dealers who supply research, market and statistical information to the Cap Funds, to RSMC or to WTIM , provided that, if RSMC has selected the brokers and dealers with whom WTIM places orders, RSMC shall be responsible for obtaining best execution. WTIM will be authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research, market or statistical information. Allocation of portfolio transactions will be supervised by RSMC or, if authorized by RSMC, WTIM. RSMC also may delegate to WTIM the authority to select brokers and dealers (including brokers that may be affiliates of RSMC or WTIM) to execute portfolio transactions initiated by WTIM as set forth above by providing written notice of such delegation to WTIM and receiving written confirmation from WTIM accepting such delegation.
          Compensation. For services rendered under the WTIM Agreement, each Cap Fund will pay WTIM a sub-advisory fee, which is accrued daily and payable monthly. WTIM will receive an annual fee calculated on the average daily net asset value of each Cap Fund allocated to WTIM for its fundamentally weighted strategy at the rate determined as follows: 0.40 % on the first $10 million; 0.35 % on the next $15 million; and 0.30 % on assets over $25 million.
          Liability of WTIM. The WTIM Agreement provides that WTIM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of WTIM in the performance of its duties or from reckless disregard by WTIM of its obligations and duties under such agreement.

          Term. If the WTIM Agreement is approved by shareholders, it will take effect shortly thereafter and will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of “a majority of the outstanding voting securities” (as defined below under “Required Vote”) of each Cap Fund, and, in either case (ii) by a majority of the Trustees who are not parties to the WTIM Agreement or interested persons of any such party (other than as Trustees of the Trust).
          Termination of the Agreement. Under the terms of the WTIM Agreement, the agreement may at any time be terminated without penalty upon sixty (60) days written notice by any party. The Trust, on behalf of each Fund, may agree to terminate the WTIM Agreement either by the vote of a majority of the outstanding voting securities of a Fund or by the vote of the Board of the Trust. The WTIM Agreement shall terminate automatically in the event of its assignment.
Required Vote
          Approval of this Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of each Cap Fund, voting separately. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.
THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND
VOTE “FOR” THE APPROVAL OF THE WTIM AGREEMENT.
*     *     *

PROPOSAL 2:
APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICY WITH
RESPECT TO DERIVATIVE SECURITIES
          (This proposal is to be considered by shareholders of each of the Funds, except for the Wilmington Multi-Manager Real Asset Fund, voting separately.)
          At a meeting of the Board of Trustees of the Trust held on November 14, 2006, the Trustees, including the Trustees who are not “interested persons” of the Trust under the 1940 Act, considered and unanimously approved, subject to shareholder approval, a proposal to eliminate each Fund’s fundamental investment limitation with respect to derivative securities.
          Each Fund currently has an investment limitation with respect to derivative securities that is a fundamental policy that cannot be changed without shareholder approval. This policy currently states that “[a]s a fundamental policy, no more than 15% of a Fund’s total assets may be committed or exposed to derivative strategies.”
          In order to allow the Funds to follow more effectively their investment strategy and obtain more cost-efficient exposure to certain markets, RSMC has proposed that a Fund be allowed to invest in derivatives up to the limits allowed under the 1940 Act, subject to certain policies and restrictions imposed by the Board from time to time. These policies and restrictions may include, among other things, limitations on the amount and type of derivative securities in which a Fund may invest, minimum credit ratings of issuers of derivative securities and restrictions on the amount of leverage in a Fund. In addition, the Board will periodically monitor and review each Fund’s use of derivative securities and consider the implementation of new policies and restrictions or changes to existing policies and restrictions. The use of derivatives allows a Fund to manage its exposure to commodities, interest rate risk, credit risk and currency risk and replicate or substitute a particular security. These instruments are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors.
          Derivative instruments are securities or agreements whose value is derived from the value of some underlying asset, including without limitation, securities, currencies, reference indices or commodities. Derivative transactions may include certain attributes of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. However, it is not currently anticipated that a Fund’s use of derivative instruments will result in any additional leverage or borrowing by a Fund.
          Derivative transactions may be exchange-traded or over-the-counter transactions between private parties. Over-the-counter transactions are subject to the credit risk of the counterparty to the instrument and are generally illiquid since they often can only be closed out with the other party to the transaction. When required by the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations under derivative transactions. In order to maintain its required collateral for a derivative transaction, a Fund may need to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position.
          The successful use of derivative transactions by a Fund is dependent upon the investment adviser’s or a sub-adviser’s ability to correctly anticipate trends in the underlying asset. To the extent that a Fund engages in derivative transactions other than for hedging purposes, a Fund’s successful use of such transactions is more dependent upon the investment adviser’s or a sub-adviser’s ability to correctly anticipate such trends, since losses in these transactions may not be offset by gains in a Fund’s portfolio or in lower purchase prices for assets it intends to acquire. The investment adviser’s or a sub-adviser’s expectation of trends in underlying assets may prove to be inaccurate, which could result in substantial losses to a Fund.

          Hedging transactions are also subject to risks. If the investment adviser or a sub-adviser were to incorrectly anticipate trends in the underlying asset, a Fund may be in a worse position than if no hedging had occurred. In addition, there may be an imperfect correlation between a Fund’s derivative transactions and the instruments being hedged.
          If this proposal is approved by shareholders, each Fund would have the flexibility to invest in swaps, commodity-linked notes, futures contracts, options on futures contracts and other derivatives to the extent determined appropriate by the investment adviser or a sub-adviser and the Board. The extent to which a Fund may invest in futures contracts or other derivatives, including options, options on futures contracts, forward contracts, swaps, caps, floors, collars and any other financial instruments, will be disclosed in the Funds’ prospectus and statement of additional information.
          If shareholders of the Funds approve the proposal, this change will take effect promptly thereafter upon revision of the Funds’ prospectus. If the proposal is not approved by a Fund’s shareholders, such Fund’s current fundamental policy will remain.
Required Vote
          Approval of this Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of each Fund voting separately. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at a meeting if more than 50% of the outstanding voting securities of a Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of a Fund.
THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” THE ELIMINATION OF THE FUND’S FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO DERIVATIVE SECURITIES
*     *     *
PROPOSAL 3:
AUTHORIZATION OF THE BOARD OF TRUSTEES OF THE TRUST AND RSMC TO ENTER INTO
AND MATERIALLY AMEND INVESTMENT SUB-ADVISORY AGREEMENTS ON BEHALF OF EACH
FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL
(This proposal is to be considered by shareholders of each of the Funds, voting separately.)
          Shareholders are being asked to approve a so-called “manager of managers” arrangement that would permit each of the Wilmington Multi-Manager Large-Cap Fund, the Wilmington Multi-Manager Mid-Cap Fund, the Wilmington Multi-Manager Small-Cap Fund, the Wilmington Multi-Manager International Fund and the Wilmington Multi-Manager Real Asset Fund (each a “Fund,” and collectively, the “Funds”) of WT Mutual Fund (the “Trust”) and Rodney Square Management Corp (“RSMC”), each such Fund’s investment adviser, to enter into, and materially amend, sub-advisory agreements with any sub-advisers retained by the investment adviser and the Trust to manage the Funds without obtaining shareholder approval, if the Board concludes that such arrangements would be in the best interests of the shareholders of the affected Fund.
          The Board, including those Trustees of the Trust who are not “interested persons,” as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”) has approved the use of a manager of managers arrangement, and any such arrangement utilized by the Funds would be subject to Board oversight and conditions imposed by the SEC in either an order of exemption or a rule, including the requirement that any sub-advisory agreement or material change to such agreement be approved by the Board (including a majority of the

Independent Trustees). Information on the Order of Exemption received by the Trust and RSMC with respect to the “manager of managers” arrangement is described under “The Exemptive Order” below.
          The Board believes that it is in the best interests of each shareholder to provide RSMC and the Board with increased flexibility to recommend, supervise, evaluate, and change sub-advisers without incurring the significant delay and expense associated with obtaining prior shareholder approval. See “Benefits of a `Manager of Managers’ Arrangement” below.
          Subject to the supervision and approval of the Board and approval of the shareholders of the Fund, RSMC is responsible for managing the assets of each Fund and is permitted under the terms of the investment advisory contract with the Fund to engage sub-advisers to provide portfolio management services to the Fund. If RSMC delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.
          The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of a Fund. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement also generally must be presented for approval by a Fund’s shareholders as required by the 1940 Act.
          The Exemptive Order. The SEC issued an exemptive order (the “Order”) on June 13, 2006 permitting the Trust and RSMC to enter into new sub-advisory agreements or materially amend existing sub-advisory agreements, subject to approval by the Board (including a majority of Independent Trustees) but without obtaining shareholder approval (SEC Release IC-27397). The Order provides that the Trust will directly pay each sub-adviser on behalf of the respective sub-advised fund. RSMC and the Trust can operate a Fund as a manager of managers fund in reliance upon the Order only if, among other things, the Fund’s shareholders have approved the manager of managers arrangement.
          Under the terms of the Order, the Trust and RSMC are, and would continue to be, subject to several conditions imposed by the Order. For instance, as requested in this Proposal, shareholder approval is required before RSMC and a Fund may implement the manager of managers arrangement for that Fund. In addition, a Fund must continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with any “affiliated sub-adviser,” including WTIM. Further, under the conditions of the Order, within ninety (90) days of a change to a sub-advisory arrangement that except for the relief granted by the Order would require shareholder approval, the shareholders of the applicable Fund must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would be contained in a proxy statement. The Order also provides that a majority of the Board of Trustees of the Trust consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then existing Independent Trustees. Any changes to a sub-advisory agreement that would result in an increase in the overall management and advisory fees of a Fund will be required to be approved by the shareholders of such Fund.
          As noted above, one of the conditions of the Order is that a Fund may not operate in a manager of managers arrangement until such arrangement is approved by a majority of the outstanding voting securities of that Fund.
          Benefits of a “Manager of Managers” Arrangement. A manager of managers arrangement may benefit shareholders in that it will allow RSMC the additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements when needed, and to avoid numerous and expensive proxy solicitations. Such an arrangement may also allow a Fund to operate with greater efficiency by allowing RSMC to employ sub-advisers best suited to the needs of a Fund, without incurring the expense and delays associated with obtaining shareholder approval. If the shareholders approve the manager of managers arrangement for a Fund, the Fund will continue to obtain shareholder approval of a sub-advisory agreement with a sub-adviser considered to be an “affiliated person” of the Fund or the Adviser as defined in the 1940 Act, other than by reason of serving as a sub-adviser to the Fund (an “Affiliated Sub-Adviser”).
          Currently, to appoint a sub-adviser to a Fund or to materially amend a sub-advisory agreement, the Trust must call and hold a shareholder meeting of a Fund, create and distribute proxy materials, and solicit proxy votes from such Fund’s shareholders. In addition, if a sub-adviser to a Fund is acquired or there is a change of control of the sub-adviser that results in the “assignment” of the sub-advisory agreement with RSMC and the Trust, the Trust currently must seek approval of a new sub-advisory agreement from shareholders of the Fund, even when there will be no change in the persons managing the Fund. This process is time-consuming and costly, and some of the costs may be borne by a Fund. Without the delay inherent in holding a shareholder meeting, RSMC and each Fund would be able to act more quickly to appoint a sub-adviser with less expense when the Board and RSMC believe that the appointment would benefit a Fund.
          If shareholders of a Fund do not approve the manager of managers arrangement for that Fund in this Proposal, it will not be implemented and that Fund will continue to be required to obtain shareholder approval of any changes in the sub-adviser of the Fund or any material changes to sub-advisory agreements.
          In determining whether or not it was appropriate to approve the proposed manager of managers arrangement and to recommend approval of such arrangement to the shareholders, the Board, including the Independent Trustees, considered certain information and representations provided by RSMC. After carefully considering the contractual arrangement under which RSMC has been engaged as the investment adviser, and RSMC’s experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by RSMC. The Board also believes that this approach would be consistent with shareholders’ expectations that RSMC will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.
          The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Trustees, are required to review annually and consider for renewal the agreement after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, RSMC and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.
Required Vote
          Approval of this Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of each Fund voting separately. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at a meeting if more than 50% of the outstanding voting securities of a Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of a Fund.
THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” THE APPROVAL OF THE ARRANGEMENT TO PERMIT RSMC, SUBJECT TO PRIOR APPROVAL BY THE BOARD OF TRUSTEES OF THE TRUST, TO ENTER INTO OR MATERIALLY AMEND AGREEMENTS WITH SUB-ADVISERS WITHOUT OBTAINING THE APPROVAL OF A FUND’S SHAREHOLDERS, AS DESCRIBED IN PROPOSAL 2.
*     *     *
ADDITIONAL INFORMATION
Additional Service Providers
          The service providers currently engaged by the Trust to perform non-advisory services will continue to serve the Trust in the capacities indicated below:

Administrator	RSMC
Custodian	Wilmington Trust Company
Distributor	Professional Funds Distributor, LLC

Sub-Administrator, Accounting and Transfer Agent	PFPC Inc.
Sub-Custodian	PFPC Trust Company
Independent Auditors	Ernst & Young LLP
Legal Counsel	Pepper Hamilton LLP
          Professional Funds Distributor, LLC is located at 760 Moore Road, King of Prussia, Pennsylvania 19406 and PFPC Inc. is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.
Voting and Solicitation Information
          Shareholders are entitled to one vote for each Fund share held on the close of business on December 15, 2006 (the “Record Date”). The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Fund. In addition to solicitation by mail, Trustees, certain officers and representatives of the Fund, directors, officers and employees of RSMC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. The Fund also may engage a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone, telegram or personally.
          If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact                                          toll-free at                                         .
Revocation of Proxy
          Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of a Fund giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Trust, c/o RSMC, at 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.
Quorum Requirement
          The presence at the Meeting, in person or by proxy, of the holders of at least 40% of the outstanding shares of the Funds, as of the record date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of a Fund present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.
          For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Trust from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

          Abstentions will have the effect of a “no” vote on the Proposal. Broker non-votes will have the effect of a “no” vote for a Proposal if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute “yes” or “no” votes for a Proposal and will be disregarded in determining the voting securities “present” if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of a Fund present at the Meeting.
Shareholdings Information
          Holders of record of the shares of each Fund on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.
          As of the Record Date, the Large-Cap Fund, the Mid-Cap Fund, the Small-Cap Fund, the International Fund, and the Real Asset Fund had 13,491,593.999, 3,176,147.348, 3,577,364.830, 91,951,275.783, and 27,801,672.684, respectively, shares issued and outstanding. As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund:

		Percentage	Total
		Ownership	Number of
Fund	Name and Address	of Fund	Shares
Large-Cap Fund	National Financial Service Corp. Attn: Rick Ricon One World Financial Center Church Street Station P.O. Box 3908 New York, NY 10008	27.98%	3,775,225.219

	Wilmington Aggressive Asset Allocation Fund Rodney Square North 1100 North Market Street Wilmington, DE 19890	8.57%	1,155,743.016

Mid-Cap Fund	National Financial Service Corp. Attn: Rick Ricon One World Financial Center Church Street Station P.O. Box 3908 New York, NY 10008	10.98%	348,644.259

	Delaware Charter Guarantee & Trust FBO Principal Financial Group Attn: RIS NPIO Trade Desk 711 High Street Des Moines, IA 50392	8.56%	271,976.485

Small-Cap Fund	National Financial Service Corp. Attn: Rick Ricon One World Financial Center Church Street Station P.O. Box 3908 New York, NY 10008	12.12%	433,562.180

	Delaware Charter Guarantee & Trust FBO Principal Financial Group Attn: RIS NPIO Trade Desk 711 High Street Des Moines, IA 50392	5.62%	200,970.443

International Fund	National Financial Service Corp. Attn: Rick Ricon One World Financial Center Church Street Station P.O. Box 3908 New York, NY 10008	6.07%	5,580,583.524

Real Asset Fund	National Financial Service Corp. Attn: Rick Ricon One World Financial Center Church Street Station P.O. Box 3908 New York, NY 10008	6.54%	1,817,271.420
          Wilmington Trust Company, an affiliate of RSMC and the Trust, acts as the trustee of several shareholder accounts of each Fund. In such capacity, Wilmington Trust Company has discretionary authority to vote shares of each Fund held by such shareholders. Accordingly, Wilmington Trust Company may vote a majority of each Fund’s shares that are issued and outstanding.
          As of the Record Date, each Trustee’s individual shareholdings constituted less than 1% of the outstanding shares of each Fund, and as a group, the Trustees and officers of the Trust own less than 1% of the shares of any Fund.
Shareholder Proposals for Subsequent Meetings
          Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o RSMC, 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.
Other Matters to Come Before the Meeting
          No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust, the Funds’ and their shareholders.
PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees of the WT Mutual Fund

John J. Kelley
Secretary

EXHIBIT A
FORM OF SUB-ADVISORY AGREEMENT
WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC
          THIS SUB-ADVISORY AGREEMENT is made as of the 1st day of December, 2006, among WT Mutual Fund, a Delaware business trust (the “Trust”), Rodney Square Management Corporation (the “Adviser”), a corporation organized under the laws of the state of Delaware and Wilmington Trust Investment Management, a corporation organized under the laws of the state of Delaware (the “Sub-Adviser”).
          WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and offers for public sale distinct series of shares of beneficial interest; and
          WHEREAS, the Wilmington Multi-Manager Large-Cap Fund, Wilmington Multi-Manager Mid-Cap Fund and Wilmington Multi-Manager Small-Cap Fund (collectively, the “Funds”) are series of the Trust; and
          WHEREAS, the Adviser acts as the investment adviser for the Funds pursuant to the terms of an Investment Advisory Agreement between the Trust and the Adviser under which the Adviser is responsible for the coordination of investment of the Funds assets in portfolio securities; and
          WHEREAS, the Adviser is authorized under the Investment Advisory Agreement to delegate its investment responsibilities to one or more persons or companies;
          NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:
I. Appointment of Sub-Adviser. The Adviser and the Trust hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Funds which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may, from time to time, make additions to and withdrawals, including cash and cash equivalents, from the Fund Account.
II. Acceptance of Appointment. The Sub-Adviser accepts its appointment as a discretionary portfolio manager and agrees to use its professional judgment to make investment decisions for the Funds with respect to the investments of the Fund Account and to implement such decisions on a timely basis in accordance with the provisions of this Agreement.
III. Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Adviser with copies properly certified or authenticated of any amendment or supplement thereto:
     A. The Funds Investment Advisory Agreement;
     B. The Trust’s most recent effective registration statement and financial statements as filed with the Securities and Exchange Commission;

     C. The Trust’s Agreement and Declaration of Trust and By-Laws; and
     D. Any policies, procedures or instructions adopted or approved by the Trust’s Board of Trustees relating to obligations and services provided by the Sub-Adviser.
IV. Portfolio Management Services of the Sub-Adviser. The Sub-Adviser is hereby employed and authorized to select portfolio securities for investment by the Funds, to purchase and to sell securities for the Fund Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Sections VI and VII hereof and Schedule A hereto (as amended from time to time). In providing portfolio management services to the Fund Account, the Sub-Adviser shall be subject to and shall conform to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the supervision and control of the Board of Trustees, such specific instructions as the Board of Trustees may adopt and communicate to the Sub-Adviser, the investment objective, policies and restrictions of the Trust applicable to the Funds furnished pursuant to Section V of this Agreement, the provisions of Schedule A and Schedule B hereto and other instructions communicated to the Sub-Adviser by the Adviser. The Sub-Adviser is not authorized by the Trust to take any action, including the purchase or sale of securities for the Fund Account, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Sub-Adviser shall maintain on behalf of the Fund the records listed in Schedule B hereto (as amended from time to time). At the Trust’s reasonable request, the Sub-Adviser will consult with the Trust or with the Adviser with respect to any decision made by it with respect to the investments of the Fund Account.
V. Investment Objective, Policies and Restrictions. The Trust will provide the Sub-Adviser with the statement of investment objective, policies and restrictions applicable to the Fund Account as contained in the Funds Prospectus and Statement of Additional Information, all amendments or supplements to the Prospectus and Statement of Additional Information, and any instructions adopted by the Board of Trustees supplemental thereto. The Trust agrees, on an ongoing basis, to notify the Sub-Adviser in writing of each change in the fundamental and non-fundamental investment policies of the Fund Account and will provide the Sub-Adviser with such further information concerning the investment objective, policies, restrictions and such other information applicable thereto as the Sub-Adviser may from time to time reasonably request for performance of its obligations under this Agreement. The Trust retains the right, on written notice to the Sub-Adviser or the Adviser, to modify any such objective, policies or restrictions in accordance with applicable laws, at any time.
VI. Transaction Procedures. All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust and to the administrator designated by the Trust or any other designated agent of the Trust, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule B hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-

Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.
VII. Allocation of Brokerage. The Sub-Adviser shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section VII C hereof) to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed, subject to the following and subject to conformance with the policies and procedures disclosed in the Fund’s Prospectus and Statement of Additional Information and the policies and procedures adopted by the Trust’s Board of Trustees.
     A. In executing portfolio transactions, the Sub-Adviser will give primary consideration to securing the best price and execution. Consistent with this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Sub-Adviser may be a party. It is understood that neither the Trust, nor the Adviser or Sub-Adviser has adopted a formula for allocation of the Fund’s investment transaction business. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Funds with certain such brokers, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients of the Sub-Adviser. The Sub-Adviser is also authorized to place orders with certain brokers for services deemed by the Adviser to be beneficial for the Fund; and the Sub-Adviser shall follow the directions of the Adviser or the Trust in this regard.
     B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund Account as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the best price and execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust in respect of the Funds and to such other clients.
     C. The Sub-Adviser agrees that it will not execute any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of the Trust, the Adviser or any sub-adviser for any Funds of the Trust; (ii) a principal underwriter of the Trust ‘s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter, unless such transactions are (x) exempt under Rules 10f-3(b) or 17a-10, (y) executed in accordance with Rule 17e-1 of the 1940 Act and the Fund’s Rule 17e-1 procedures, as adopted in accordance with Rule 17e-1 or (z) executed in accordance with Rule 10f-3(c) of the 1940 and the Fund’s Rule 10f-3(c) procedures, as adopted in accordance with Rule 10f-3.
     D. The Sub-Adviser acknowledges and agrees that in connection with the exemptions provided under Rules 10f-3(b), 12d3-1, and 17a-10 under the 1940 Act, the Sub-Adviser (i) will not consult with any other sub-adviser of the Funds, which is advising the Funds, concerning the Sub-Adviser or its affiliated persons’ transactions with the Funds in securities or other assets of the Funds, and (ii) will be limited to providing investment advice with respect to the Fund Account.
VIII. Proxies. The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Fund Account may be invested from time to time. At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its recommendations as to the voting of such proxies.
IX. Reports to the Sub-Adviser. The Fund will provide the Sub-Adviser with such periodic reports concerning the status of the Fund Account as the Sub-Adviser may reasonably request.
X. Fees for Services. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Fund in accordance with the attached Schedule C.
XI. Other Investment Activities of the Sub-Adviser. The Fund acknowledges that the Sub-Adviser or one or more of its affiliated persons may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliated persons or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their own respective accounts (“Affiliated Accounts”). Subject to the provisions of Section VII B hereof, the Fund agrees that the Sub-Adviser or its affiliated persons may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-Adviser acts in good faith, and provided further, that it is the Sub-Adviser’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objective and policies of the Fund Account and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.
XII. Certificate of Authority. The Fund, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Boards of

Trustees/Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Fund, a Fund Account, the Adviser and/or the Sub-Adviser.
XIII. Limitation of Liability. The Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund or the Adviser, provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser’s willful misfeasance, bad faith, gross negligence or a reckless disregard of duty. Nothing in this Section XIII shall be construed in a manner inconsistent with Section 17(i) of the 1940 Act.
XIV. Confidentiality. Subject to the duty of the Sub-Adviser, the Adviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Fund in respect thereof.
XV. Assignment. This Agreement shall terminate automatically in the event of its assignment. The Sub-Adviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control within the meaning of the 1940 Act to enable the Fund and the Adviser to take the steps necessary to enter into a new contract with the Sub-Adviser.
XVI. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:
     A. The Sub-Adviser has been duly appointed by the Board of Trustees of the Fund to provide investment services to the Fund Account as contemplated hereby.
     B. The Fund will deliver to the Sub-Adviser a true and complete copy of its then current Prospectus and Statement of Additional Information as effective from time to time and such other documents or instruments governing the investments of the Fund Account and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.
     C. The Fund is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Fund by applicable law and regulations.
XVII. Representations, Warranties and Agreements of the Adviser. The Adviser represents, warrants and agrees that:
     A. The Adviser has been duly authorized by the Board of Trustees of the Fund to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.
     B. The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

XVIII. Representations, Warranties and Agreements of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:
     A. The Sub-Adviser is registered as an “investment adviser” under the Investment Advisers Act of 1940 (“Advisers Act”) or is a “bank” as defined in Section 202(a)(2) of the Advisers Act.
     B. The Sub-Adviser will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the 1940 Act, the records identified in Schedule B. The Sub-Adviser agrees that such records (unless otherwise indicated on Schedule B) are the property of the Fund, and will be surrendered to the Fund promptly upon request. The Sub-Adviser agrees to keep confidential all records of the Fund and information relating to the Fund, unless the release of such records or information is otherwise consented to in writing by the Fund or the Adviser. The Fund and the Adviser agree that such consent shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings or when required to divulge such information or records to duly constituted authorities.
     C. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund Account as the Adviser or the Fund may from time to time require to ensure compliance with the 1940 Act, the Internal Revenue Code, applicable state securities laws and applicable statutes and regulations of foreign jurisdictions.
     D. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Fund with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, the president or a vice president or general partner of the Sub-Adviser shall certify to the Fund that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund, the Sub-Adviser shall permit the Fund, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1).
     E. The Sub-Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Fund and the Adviser.
     F. The Sub-Adviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Funds.

XIX. Amendment. This Agreement may be amended at any time, but only by written agreement among the Sub-Adviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and, to the extent required by the 1940 Act, the shareholders of the Funds in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.
XX. Effective Date; Term. This Agreement shall become effective on the date first written above and shall remain in force for a period of time of two years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Fund, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Funds. The aforesaid requirement that this Agreement may be continued “annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.
XXI. Termination.
     A. This Agreement may be terminated by the Fund (by a vote of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Funds), without the payment of any penalty, immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified or otherwise by the Fund, upon sixty (60) days’ written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.
     B. This Agreement may also be terminated by the Adviser or the Sub-Adviser, without the payment of any penalty immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach or otherwise by the Adviser or the Sub-Adviser upon sixty (60) days’ written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.
XXII. Definitions. As used in this Agreement, the terms “affiliated person,” “assignment,” “control,” “interested person,” “principal underwriter” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.
XXIII. Notice. Any notice under this Agreement shall be given in writing addressed and delivered or mailed, postage prepaid, to the other parties to this Agreement at their principal place of business.
XXIV. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

XXV. Governing Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.
XXVI. Entire Agreement. This Agreement and the Schedules attached hereto embodies the entire agreement and understanding between the parties.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

WT MUTUAL FUND on behalf of the Wilmington Multi-Manager Large-Cap Fund, Wilmington Multi-Manager Mid-Cap Fund and Wilmington Multi-Manager Small-Cap Fund
By:
Name:
Title:

WILMINGTON TRUST INVESTMENT MANAGEMENT
By:
Name:
Title:

RODNEY SQUARE MANAGEMENT CORPORATION
By:
Name:
Title:

SCHEDULE A
OPERATING PROCEDURES
          From time to time the Adviser shall issue written Operating Procedures which shall govern reporting of transactions and other matters so as to facilitate (i) the monitoring of the Fund’s compliance with the restrictions and limitations applicable to the operations of a registered investment company and (ii) the preparation of reports to the Board of Trustees, regulatory authorities and shareholders.
SUBSTANTIVE LIMITATIONS
A.	The Sub-Adviser will manage the Fund Account as if the Fund Account were a registered investment company subject to the investment objective, policies and limitations applicable to the Fund stated in the Fund’s Prospectus and Statement of Additional Information, as from time to time in effect, included in the Fund’s registration statement or a supplement thereto under the Securities Act of 1933 and the Investment Company Act of 1940 (the “1940 Act”), as each may be amended from time to time; provided, however, that if a more stringent restriction or limitation than any of the foregoing is stated in Section B of this Schedule, the more stringent restriction or limitation shall apply to the Fund Account.
B.	The Sub-Adviser shall not, without the written approval of the Adviser, on behalf of the Fund Account:
1.	purchase securities of any issuer if such purchase would cause more than 10 % of the voting securities of such issuer to be held in the Fund Account (1940 Act §5(b)(1); IRC §851(b)(4)(a)(ii));

2.	purchase securities if such purchase would cause:
a.	more than 3% of the outstanding voting stock of any other investment company to be held in the Fund Account (1940 Act §12(d)(1)(A)(i)),

b.	securities issued by any other investment company having an aggregate value in excess of 5% of the value of the total assets in the Fund Account to be held in the Fund Account (1940 Act §12(d)(1)(A)(ii)),

c.	securities issued by all other investment companies (other than Treasury Stock) having an aggregate value in excess of 10% of the value of the total assets of the Fund Account to be held in the Fund Account (1940 Act §12(d)(1)(A)(iii)),

d.	more than 10% of the outstanding voting stock of any registered closed-end investment company to be held in the Fund Account, and by any other investment company having as its investment adviser any of the Sub-Advisers, the Adviser, or any other investment adviser to the Fund (1940 Act §12(d)(1)(C));

3.	purchase securities of any insurance company if such purchase would cause more than 10% of the outstanding voting securities of any insurance company to be held in the Fund Account (1940 Act §12(d)(2)); or

4.	purchase securities of or any interest in any person who is a broker, a dealer, is engaged in the business of underwriting, is an investment adviser to an investment company or is a registered investment adviser under the Investment Advisers Act of 1940 unless
a.	such purchase is of a security of any issuer that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities-related activities (1940 Act Rule 12d3-l(a)), or

b.	despite the fact that such purchase is of any security of any issuer that derived more than 15% of its gross revenues from securities-related activities:
(1)	immediately after the purchase of any equity security, the Fund Account would not own more than 5% of outstanding securities of that class of the issuer’s equity securities (1940 Act Rule 12d3-1(b)(1));

(2)	immediately after the purchase of any debt security, the Fund Account would not own more than 10% of the outstanding principal amount of the issuer’s debt securities (1940 Act Rule 12d3-1(b)(2)); and

(3)	immediately after the purchase, not more than 5% of the value of the Fund Account’s total assets would be invested in the issuer’s securities (1940 Act Rule 12d3-1(b)(3)).
C.	The Sub-Adviser will manage the Fund Account so that no more than 10% of the gross income of the Fund Account is derived from any source other than dividends, interest, payments with respect to securities loans (as defined in IRC §512(a)(5)), and gains from the sale or other disposition of stock or securities (as defined in the 1940 Act §2(a)(36)) or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Funds’ business of investing in such stock, securities, or currencies (IRC §851(b)(2)).
Dated: December 1, 2006

SCHEDULE B
RECORD KEEPING REQUIREMENTS
Records To Be Maintained by the Sub-Adviser:
A.	(Rule 31a-l(b)(5) and (6)). A record of each brokerage order, and all other portfolio purchases and sales, given by the Sub-Adviser on behalf of the Fund Account for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:
1.	the name of the broker;

2.	the terms and conditions of the order and of any modification or cancellation thereof;

3.	the time of entry or cancellation;

4.	the price at which executed;

5.	the time of receipt of a report of execution; and

6.	the name of the person who placed the order on behalf of the Fund Account.
B.	(Rule 31a-l(b)(9)). A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases (e.g. execution ability, execution and research) upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:
1.	shall include the consideration given to:
a.	the sale of shares of the Fund by brokers or dealers;

b.	the supplying of services or benefits by brokers or dealers to:
(1)	the Fund,

(2)	the Adviser,

(3)	the Sub-Adviser, and

(4)	any person other than the foregoing; and
c.	any other consideration other than the technical qualifications of the brokers and dealers as such;

2.	shall show the nature of the services or benefits made available;

3.	shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation; and

4.	shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.
C.	(Rule 31a-l(b)(10)). A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.
D.	(Rule 31a-1(f)). Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Sub-Adviser’s transactions with respect to the Fund Account.
Dated: December 1, 2006

SCHEDULE C
FEE SCHEDULE
          From December 1, 2006 until shareholder approval of the Sub-Advisory Agreement with WTIM, the Trust will not pay WTIM a fee for its sub-advisory services hereunder in managing the Fund Account.
          ONLY after approval by the shareholders of each Fund of the Sub-Advisory Agreement with WTIM, the following schedule will apply.
          For the services to be provided to the Funds pursuant to the attached Sub-Advisory Agreement, the Trust shall pay the Sub-Adviser an annual fee calculated on the average daily asset value of the Fund Account as follows:
40 basis points (0.40%) on the first $10 million;
35 basis points (0.35%) on the next $15 million; and
30 basis points (0.30%) on assets greater than $25 million.
     The fee shall be calculated and paid monthly in arrears based on the average daily net asset value of the Fund Account.The fee for the Sub-Adviser is payable monthly in arrears, promptly after the end of each month, and is calculated for each month at one-twelfth the annual rate, as indicated above.
     The fee for any period that does not constitute a full month shall be prorated based on the number of days for which investment advisory services have been provided by the Sub-Adviser.
Dated: December 1, 2006

FORM OF PROXY CARD FOR THE
WILMINGTON MULTI-MANAGER LARGE-CAP FUND
WILMINGTON MULTI-MANAGER MID-CAP FUND
WILMINGTON MULTI-MANAGER SMALL-CAP FUND
A series of WT Mutual Fund
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 22, 2007
THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF TRUSTEES OF WT MUTUAL FUND
The undersigned hereby appoint(s) John J. Kelley, John C. McDonnell and Charlotta vonWettberg as proxies, each with full power of substitution, to vote all shares of the Wilmington Multi-Manager Fund (the “Fund”) of WT Mutual Fund (the “Trust”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (“Meeting”) to be held at the offices of Rodney Square Management Corporation (“RSMC”), 1100 North Market Street, Wilmington, Delaware 19890, on February 22, 2007 at 10:00 a.m., Eastern time, and at any adjournment(s) thereof.
You may indicate your vote by placing an “X” in the appropriate box below.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:
1	To approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, RSMC, and Wilmington Trust Investment Management, LLC (“WTIM”).
FOR          ☐          AGAINST          ☐          ABSTAIN          ☐
2	To approve the elimination of the fundamental investment policy of the Fund with respect to derivative securities.
FOR          ☐          AGAINST          ☐          ABSTAIN          ☐
3	To authorize the Board of Trustees and RSMC to enter into and materially amend investment sub-advisory agreements on behalf of the Fund without obtaining shareholder approval.
FOR          ☐          AGAINST          ☐          ABSTAIN          ☐
4	To transact such other business that may properly come before the Meeting, or any adjournments thereof.
FOR          ☐          AGAINST          ☐          ABSTAIN          ☐
This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be cast FOR each Proposal. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes the proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated January 8, 2007.
Please date and sign this proxy and return it promptly in the enclosed envelope. This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add such appropriate title.

Signature	Date

Signature (if held jointly)	Date

FORM OF PROXY CARD FOR THE
WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
A series of WT Mutual Fund
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 22, 2007
THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF TRUSTEES OF WT MUTUAL FUND
The undersigned hereby appoint(s) John J. Kelley, John C. McDonnell and Charlotta vonWettberg as proxies, each with full power of substitution, to vote all shares of the Wilmington Multi-Manager International Fund (the “Fund”) of WT Mutual Fund (the “Trust”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (“Meeting”) to be held at the offices of Rodney Square Management Corporation (“RSMC”), 1100 North Market Street, Wilmington, Delaware 19890, on February 22, 2007 at 10:00 a.m., Eastern time, and at any adjournment(s) thereof.
You may indicate your vote by placing an “X” in the appropriate box below.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:
1	To approve the elimination of the fundamental investment policy of the Fund with respect to derivative securities.
FOR          ☐          AGAINST          ☐          ABSTAIN          ☐
2	To authorize the Board of Trustees and RSMC to enter into and materially amend investment sub-advisory agreements on behalf of the Fund without obtaining shareholder approval.
FOR          ☐          AGAINST          ☐          ABSTAIN          ☐
3	To transact such other business that may properly come before the Meeting, or any adjournments thereof.
FOR          ☐          AGAINST          ☐          ABSTAIN          ☐
This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be cast FOR each Proposal. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes the proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated January 8, 2007.
Please date and sign this proxy and return it promptly in the enclosed envelope. This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add such appropriate title.

Signature	Date

Signature (if held jointly)	Date

FORM OF PROXY CARD FOR THE
WILMINGTON MULTI-MANAGER REAL ASSET FUND
A series of WT Mutual Fund
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 22, 2007
THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF TRUSTEES OF WT MUTUAL FUND
The undersigned hereby appoint(s) John J. Kelley, John C. McDonnell and Charlotta vonWettberg as proxies, each with full power of substitution, to vote all shares of the Wilmington Multi-Manager Real Asset Fund (the “Fund”) of WT Mutual Fund (the “Trust”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (“Meeting”) to be held at the offices of Rodney Square Management Corporation (“RSMC”), 1100 North Market Street, Wilmington, Delaware 19890, on February 22, 2007 at 10:00 a.m., Eastern time, and at any adjournment(s) thereof.
You may indicate your vote by placing an “X” in the appropriate box below.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:
1	To authorize the Board of Trustees and RSMC to enter into and materially amend investment sub-advisory agreements on behalf of the Fund without obtaining shareholder approval.
FOR           ☐          AGAINST          ☐          ABSTAIN          ☐
2	To transact such other business that may properly come before the Meeting, or any adjournments thereof.
FOR           ☐          AGAINST          ☐          ABSTAIN          ☐
This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be cast FOR each Proposal. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes the proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated January 8, 2007.
Please date and sign this proxy and return it promptly in the enclosed envelope. This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add such appropriate title.

Signature	Date

Signature (if held jointly)	Date